Exhibit 77(q)(1)

Exhibits

(a)(1)    Articles Supplementary to Articles of Incorporation of ING Partners, Inc. dated June 22, 2009 — Filed as an exhibit to Post-Effective Amendment No. 47 to Registrant’s Form N-1A Registration Statement on December 3, 2009 and incorporated herein by reference.
(a)(2)    Articles of Amendment dated July 29, 2009 regarding the dissolution of ING American Century Large Company Value Portfolio and ING Neuberger Berman Partners Portfolio — Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.
(a)(3)    Articles Supplementary to Articles of Incorporation of ING Partners, Inc. dated March 19, 2010 regarding the creation of ING Solution Aggressive Portfolios and ING Solution Conservative Portfolios — Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.
(a)(4)    Articles of Amendment effective April 30, 2010 regarding ING Legg Mason ClearBridge Aggressive Growth Portfolio name change — Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.
(e)(1)    Amended Schedule B dated January 1, 2010 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC dated May 1, 2003 – Filed herein.
(e)(2)    Side Letter Agreement dated May 1, 2010 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC dated May 1, 2003 with regard to ING Van Kampen Comstock Portfolio – Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.
(e)(3)    Side Letter Agreement dated May 1, 2010 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC dated May 1, 2003 with regard to ING T. Rowe Price Growth Equity Portfolio – Filed herein.
(e)(4)    Side Letter Agreement dated May 1, 2010 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC dated May 1, 2003 with regard to ING Columbia Small Cap Value Portfolio – Filed herein.
(e)(5)    Side Letter Agreement dated May 1, 2010 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC dated May 1, 2003 with regard to ING American Century Small-Mid Cap Value Portfolio – Filed herein.
(e)(6)    Side Letter Agreement dated April 1 1, 2010 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC dated May 1, 2003 with regard to ING PIMCO Total Return Portfolio – Filed herein.
(e)(7)    Amended Schedule A and Amended Schedule B dated April 30, 2010 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC dated May 1, 2001 - Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.
(e)(8)    Side Letter Agreement dated June 1, 2010 to the Investment Advisory Agreement between ING Partners, Inc. and Directed Services LLC dated May 1, 2003 with regard to ING T. Rowe Price Growth Equity Portfolio – Filed herein.

(e)(9)    Amended Appendix A dated February 16, 2010 to the Investment Sub-Advisory Agreement between Directed Services LLC and American Century Investment Management Inc. dated March 29, 2002 – Filed herein.
(e)(10)    Interim Investment Sub-Advisory Agreement dated February 16, 2010 between Directed Services LLC and American Century Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.
(e)(11)    Investment Sub-Advisory Agreement dated April 1, 2010 between Directed Services LLC and American Century Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.
(e)(12)    Investment Sub-Advisory Agreement dated May 1, 2010 between Directed Services LLC and Columbia Investment Advisers, LLC (formerly, RiverSource Investments, LLC – Filed herein.
(e)(13)    Investment Sub-Advisory Agreement dated June 1, 2010 between Directed Services LLC and Invesco Advisers, Inc. – Filed herein.
(e)(14)    Eighth Amendment dated June 1, 2010 to the Investment Sub-Advisory Agreement between Directed Services LLC and T. Rowe Price Associates, Inc. dated December 14, 2000 – Filed herein.